                                                                    EXHIBIT 99.2

                         NOTICE OF GUARANTEED DELIVERY

  This form, or a form substantially equivalent to this form, must be used to accept the Offer (as defined below) if (i) certificates for Depositary Shares (the "Depositary Shares"), each representing 1/1,000 of a share of Series B Preferred Stock of UAL Corporation ("UAL"), cannot be delivered to the Exchange Agent by the Expiration Date (as defined in the Prospectus of UAL and UAL Corporation Capital Trust I dated November [___], 1996 (the "Prospectus")),
(ii) the procedure for book-entry transfer of Depositary Shares (as set forth in the Prospectus) cannot be completed by the Expiration Date or (iii) the Letter of Transmittal (or a facsimile thereof) and all other required documents cannot be delivered to the Exchange Agent prior to the Expiration Date. This form, properly completed and duly executed, may be delivered by hand or facsimile transmission or mail to the Exchange Agent. See the Prospectus.

To: The Bank of New York, Exchange Agent


               By Mail:                         By Hand or Overnight Courier:
(registered or certified mail recommended)
          The Bank of New York                       The Bank of New York
         Reorganization Section                     Reorganization Section
           101 Barclay Street                         101 Barclay Street
                (7 East)                                   (7 East)
        New York, New York 10286                   New York, New York 10286
                 Attn:                                       Attn:
         --------------------                        --------------------


                                 By Facsimile:
                        (For Eligible Institutions only)

                                 (212) 571-3080

                          Confirm Receipt of Notice of
                       Guaranteed Delivery by Telephone:

                                 (212) 815-6333
                                      Attn:

DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

     The undersigned hereby tenders to UAL Corporation Capital Trust I (the "Trust"), upon the terms and conditions set forth in the Prospectus and the related Letter of Transmittal (which together constitute the "Offer"), receipt of which is hereby acknowledged, the number of Depositary Shares set forth below, pursuant to the guaranteed delivery procedure set forth in the Prospectus.


               SIGN HERE
Number of Depositary Shares tendered:  X
                                         --------------------------------------------


                                       X
-------------------------------------    --------------------------------------------
                                                      (Signature(s))


Certificate Nos. (if available):
                                         --------------------------------------------
                                                     (Name(s)) (Please print)


-------------------------------------    --------------------------------------------
                                                         (Address)


-------------------------------------    --------------------------------------------
                                                  (City, State and zip code)

-------------------------------------    --------------------------------------------
                                               (Area code and telephone number)



If Depositary Shares will be tendered by book-entry transfer:

Name of Tendering Institution:
                              -------------------------------------------------------


Check Box of Book-Entry Transfer Facility:

  [ ]  The Depository Trust Company

  [ ]  Philadelphia Depository Trust Company

  Account No.:

-------------------------------------

                   THE FOLLOWING GUARANTEE MUST BE COMPLETED

                             GUARANTEE OF DELIVERY
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)


       The undersigned, a firm that is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office, branch or agency in the United States, guarantees (a) that the above named person(s) "own(s)" the Depositary Shares tendered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended, (b) that such tender of Depositary Shares complies with Rule 14e-4 and (c) to deliver to the Exchange Agent either the Depositary Shares tendered hereby, in proper form for transfer, or confirmation of the book-entry transfer of the Depositary Shares tendered hereby into the account of the Exchange Agent at The Depository Trust Company or Philadelphia Depository Trust Company, in each case together with a properly completed and duly executed Letter(s) of Transmittal (or facsimile(s) thereof), with any required signature guarantees (or an Agent's Message (as defined in the Prospectus)) and any other required documents within three New York Stock Exchange trading days after the date of execution of this Notice.


__________________________________________    _______________________________________
               Name of Firm                         Authorized Signature

__________________________________________    _______________________________________
                Address                                     Title

__________________________________________    Name:__________________________________
               Zip Code                              (Please Type or Print)

Area Code and Telephone Number:____________   Dated:______________________________



NOTE: DO NOT SEND CERTIFICATES FOR DEPOSITARY SHARES WITH THIS NOTICE OF GUARANTEED DELIVERY. CERTIFICATES FOR DEPOSITARY SHARES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.





                                      -3-